UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 3, 2006

                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                   001-11001                   06-0619596
         --------                   ---------                 --------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut 06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
              (Registrant's Telephone Number, Including Area Code)

                           No Change Since Last Report
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ] Written  communications pursuant to Rule  425 under the Securities  Act (17
     CFR 230.425)

[  ] Soliciting material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.
               -------------------------------------------

               On  February  6,  2006,  Citizens   Communications  Company  (the
               "Company") and its wholly-owned subsidiary, CU Capital LLC, entered into a membership interest purchase agreement (the
               "Purchase Agreement") with Integra Telecom Holdings, Inc. ("Integra") to sell all of the outstanding membership interests in the Company's subsidiary, Electric Lightwave, LLC, to Integra. The total proceeds from the sale will be $247 million including $243 million in cash plus the assumption of $4 million in capital leases, subject to customary adjustments. The closing of the transactions contemplated by the Purchase Agreement is expected to occur in the third quarter of 2006 and is subject to regulatory and other customary approvals and conditions as well as the funding of Integra's fully committed financing. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

               On February 3 and 6, 2006, the subsidiaries of the Company listed below entered into agreements with the Rural Telephone Bank pursuant to which those subsidiaries are expected to receive an aggregate of approximately $64.6 million in cash on a pre-tax basis in the second quarter of 2006 in connection with the redemption of the Rural Telephone Bank stock held by them.

                Frontier Communications of Illinois, Inc.
                Frontier Communications - Midland, Inc.
                Frontier Communications of the South, LLC
                Frontier Communications of Alabama, LLC
                Frontier Communications of Lamar County, LLC
                Citizens Utilities Rural Company, Inc.
                Frontier Communications of Fairmount, LLC
                Frontier Communications - Prairie, Inc.
                Frontier Communications of Lakeside, Inc.
                Frontier Communications of Thorntown, Inc.
                Frontier Communications of Michigan, Inc.
                Frontier Communications of Mississippi, Inc.
                Frontier Communications of Ausable Valley, Inc.
                Ogden Telephone Company
                Frontier Communications of Seneca-Gorham, Inc.
                Frontier Communications of Breezewood, LLC
                Frontier Communications of Canton, LLC
                Frontier Communications of Oswayo River, LLC
                Frontier Communications of Pennsylvania, LLC
                Rhinelander Telephone, LLC
                Frontier Communications of Mondovi, LLC
                Frontier Communications - St. Croix, LLC
                Frontier Communications of Viroqua, LLC
                Citizens Telecommunications Company of West Virginia


Item 9.01      Financial Statements and Exhibits.
               ----------------------------------

               (d) Exhibits

               10.1 Membership  Interest  Purchase  Agreement  dated February 6,
                    2006 among Citizens Communications Company, CU Capital LLC and Integra Telecom Holdings, Inc.


               99.1 Press  Release of  Citizens Communications Company  released
                    February 7, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CITIZENS COMMUNICATIONS COMPANY


Date:  February 9, 2006                 By: /s/ Robert J. Larson
                                            -----------------------------
                                            Robert J. Larson
                                            Senior Vice President and
                                            Chief Accounting Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.      Description
-----------      -----------------------

   10.1          Membership   Interest  Purchase  Agreement  dated  February 6,
                 2006  among  Citizens   Communications   Company,  CU  Capital
                 LLC  and  Integra  Telecom Holdings, Inc.


   99.1 Press Release of Citizens Communications Company released February 7, 2006.